                                                                   Exhibit 10.26

                                AMENDMENT No. 10

                                       to

                        THE DEVELOPMENT AND MANUFACTURING
                               SERVICES AGREEMENT

                              Dated 08 January 2004

                                     Between

                               LONZA BIOLOGICS ***

                                       and

                          TRUBION PHARMACEUTICALS, INC.

     THIS AMENDMENT No. 10 ("Tenth Amendment") is made the 20th day of December 2005 BETWEEN

     LONZA BIOLOGICS *** of *** (hereinafter referred to as "LB"), and

     TRUBION PHARMACEUTICALS, INC., of 2401 4th Avenue, Suite 1050, Seattle, WA 98121, USA (herein after referred to as the "Customer")

     WHEREAS

     A. LB and the Customer entered into a development and manufacturing services agreement ("the Agreement") dated 08 January 2004, pursuant to which LB agreed to provide Services to the Customer, and,

     B. The Customer now wishes LB to perform additional services under the Agreement, and,

     C. LB is willing to perform such additional services on the terms set out in the Agreement, and

     D. The parties wish to amend the Agreement in accordance with Clause 13.5 thereto.

     NOW THEREFORE IT IS HEREBY AGREED as follows:

     1.0 Two new Stages, Stage 32 and Stage 33, shall be added to Schedule 2 of the Agreement to read as follows:

     32. "Stage 32 - ***

          32.1 Objective

     ***

          32.2 Activities

     ***

          32.3 Timescale

     This Stage may commence upon issue of the protocol.

     This Stage shall be complete with the issue of the report of activities. It is estimated that this report shall be issued *** from commencement of this Stage.

     33. Stage 33 - ***

          33.1 Objectives

     ***

          33.2 Activities

     ***

          33.3 Timescale

     This Stage may commence as soon as Product is available and shall be complete on issue of the final report of activities (Activity 33.2.4) and it is estimated that this will be issued *** from the preparation of the protocol. From issue of the protocol it is estimated that the elapsed time until the Customer review of the report is ***.

     Note: The Customer shall review the draft protocol and the audited report (activity 33.2.1 and 33.2.4) within *** of receiving the document from LB. If the Customer's comments are not returned to LB within this time Lonza reserves the right to issue the protocol or final study report"

     SCHEDULE 3 TO THE AGREEMENT SHALL BE AMENDED TO INCLUDE PROVISION FOR PAYMENT FOR THE ABOVE MENTIONED ADDITIONAL SERVICES, AS SET OUT BELOW HERETO. INVOICES FOR THESE ADDITIONAL SERVICES SHALL BE ISSUED, AND CUSTOMER PAYMENTS SHALL BE MADE, IN ***

     "1. PRICE

     ***

     2. PAYMENT

     FOR STAGE 32

     *** upon commencement of Stage 32.
     *** upon completion of Stage 32.
     Testing Laboratory charges will be invoiced separately.

     FOR STAGE 33

     *** upon commencement of Stage 33.
     *** upon completion of Stage 33
     Testing Laboratory charges will be invoiced separately"

     SAVE AS HEREIN PROVIDED ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

     AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first above written.


Signed for and on behalf of             ***
LONZA BIOLOGICS ***                     ----------------------------------------

TITLE                                   ***
                                        ----------------------------------------


Signed for and on behalf of             /s/ Kendall M. Mohler
                                        ----------------------------------------
TRUBION PHARMACEUTICALS, INC

TITLE                                   Senior VP, Research & Development